THIRD AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                     between

                           FAIRFIELD COMMUNITIES, INC.

                                       and

                                BANKBOSTON, N.A.,
                            INDIVIDUALLY AND AS AGENT


         THIS THIRD AMENDMENT (this "Amendment") dated as of June 30, 1999, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the
"Company", "FCI" or "Fairfield"), BANKBOSTON, N.A., a national banking association ("BKB"), and BANKBOSTON, N.A., as agent for itself and the Banks (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of January 15, 1998 (as amended and in effect as of the date hereof, the "Credit Agreement"). This Amendment is joined in by Fairfield Acceptance Corporation-Nevada (successor by merger to Fairfield Acceptance Corporation), a Nevada domiciled Delaware corporation ("FAC"), Fairfield Myrtle Beach, Inc. ("FMB"), Vacation Break USA, Inc. ("Vacation Break"), Sea Gardens Beach and Tennis Resorts, Inc. ("SGR"), Vacation Break Resorts, Inc. ("VBR"), Vacation Break Resorts at Star Island, Inc. ("VBRS"), Palm Vacation Group ("PVG") and Ocean Ranch Vacation Group ("ORV") (FAC, FMB, Vacation Break, SGR, VBR, VBRS, PVG and ORV are hereinafter collectively referred to as the "Subsidiary Guarantors") by reason of the Amended and Restated Unconditional Payment and Performance Guaranty, dated as of January 15, 1998, from the Subsidiary Guarantors in favor of the Agent and the Banks (the "FCI Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

         WHEREAS, FCI has requested and BKB has agreed to increase the letter of credit sublimit under the Credit Agreement from $10,000,000 to $12,000,000 upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, FCI, BKB, the Agent and the Subsidiary Guarantors hereby agree as follows:

     ss.1. AMENDMENT TO CREDIT AGREEMENT.  Section 4.1.1 of the Credit Agreement
           -----------------------------
is hereby amended by deleting the dollar figure "$10,000,000" from clause (a) of the proviso at the end of such section and substituting therefor the dollar figure "$12,000,000".

     ss.2.  CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment is
            ---------------------------
subject to satisfaction of all of the following conditions:

                  (a) this Amendment shall have been duly executed and delivered by the respective parties hereto and shall be in full force and effect; and

                  (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         ss.3. SUBSIDIARY  GUARANTORS' CONSENT. The Subsidiary Guarantors hereby
               -------------------------------
consent to the amendments to the Credit Agreement set forth in this Amendment and each confirms its obligation to the Agent and the Banks under the FCI Guaranty and agrees that the FCI Guaranty shall extend to and include the obligations of FCI under the Credit Agreement as amended by this Amendment. Each of the Subsidiary Guarantors agrees that all of its obligations to the Agent and the Banks evidenced by or otherwise arising under the FCI Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

     ss.4.  REPRESENTATIONS  AND  WARRANTIES.  Each of FCI  and  the  Subsidiary
            --------------------------------
Guarantors hereby represents and warrants to BKB and the Agent as follows:

                (a) Representations  and  Warranties  in Credit Agreement.   The
                    -----------------------------------------------------
                    representations and warranties of FCI and the Subsidiary Guarantors, as the case may be, contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at or as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

                (b) Authority,   No  Conflicts,  Etc.  The  execution,  delivery
                    --------------------------------
                    and performance by each of FCI and the Subsidiary Guarantors, as the case may be, of this Amendment and the consummation of the transactions contemplated hereby (i) are within the corporate power of each respective party and have been duly authorized by all necessary corporate action on the part of each respective party, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any such party or any of its properties are bound or affected.

               (c)  Enforceability  of  Obligations.    This   Amendment,   the
                    -------------------------------
                    Credit Agreement as amended hereby, the FCI Guaranty and the other Loan Documents constitute the legal, valid and binding obligations of each of FCI and the Subsidiary Guarantors parties thereto, enforceable against such party in accordance with their respective terms, provided that (i)
                                                               --------
                    enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

        ss.5.  NO  OTHER  AMENDMENTS.  Except  as  expressly  provided  in  this
               ---------------------
Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FCI and each Subsidiary Guarantor confirm and agree that the Obligations of FCI to the Banks and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

        ss.6.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any
               -------------------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        ss.7.    HEADINGS. The captions in this  Amendment  are for  convenience
                 --------
of  reference  only and shall not define or limit the provisions hereof.

                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                           FAIRFIELD COMMUNITIES, INC.


                         By: /s/Robert W. Howeth
                            ------------------------------
                         Name:  Robert W. Howeth
                              ----------------------------
                         Title: Executive Vice President
                               ---------------------------

                          FAIRFIELD ACCEPTANCE
                              CORPORATION-NEVADA


                         By:/s/Ralph E. Turner
                            ------------------------------
                         Name: Ralph E. Turner
                              ----------------------------
                         Title: President
                               ---------------------------

                         FAIRFIELD MYRTLE BEACH, INC.


                        By: /s/Robert W. Howeth
                           -------------------------------
                        Name:  Robert W. Howeth
                             -----------------------------
                        Title: Vice President
                              ----------------------------

                         VACATION BREAK USA, INC.


                        By: /s/Robert W. Howeth
                           --------------------------------
                        Name:  Robert W. Howeth
                             ------------------------------
                        Title: Vice President
                              -----------------------------

                         SEA GARDENS BEACH AND TENNIS
                            RESORTS, INC.


                        By:  /s/Robert W. Howeth
                            -------------------------------
                        Name: Robert W. Howeth
                             ------------------------------
                        Title: Vice President
                              -----------------------------

\                          VACATION BREAK RESORTS, INC.

                        By:  /s/Robert W. Howeth
                            -------------------------------
                        Name:   Robert W. Howeth
                             ------------------------------
                        Title:  Vice President
                              -----------------------------

                           VACATION BREAK RESORTS AT
                               STAR ISLAND, INC.


                        By:  /s/Robert W. Howeth
                            --------------------------------
                        Name:   Robert W. Howeth
                             -------------------------------
                        Title:  Vice President
                              ------------------------------

                          PALM VACATION GROUP, by its
                           General Partners:

                             VACATION BREAK RESORTS
                               AT PALM AIRE, INC.


                              By: /s/Robert W. Howeth
                                 ----------------------------
                              Name: Robert W. Howeth
                                   --------------------------
                              Title: Vice President
                                    -------------------------

                             PALM RESORT GROUP, INC.


                             By: /s/Robert W. Howeth
                                -----------------------------
                             Name: Robert W. Howeth
                                  ---------------------------
                             Title: Vice President
                                   --------------------------

                      OCEAN RANCH VACATION GROUP,
                        by its General Partners:

                               VACATION BREAK AT OCEAN
                                 RANCH, INC.


                               By: /s/Robert W. Howeth
                                   --------------------------
                               Name: Robert W. Howeth
                                    -------------------------
                               Title: Vice President
                                    -------------------------

                              OCEAN RANCH
                                DEVELOPMENT, INC.


                               By: /s/Robert W. Howeth
                                  ---------------------------
                               Name: Robert W. Howeth
                                    -------------------------
                               Title: Vice President
                                     ------------------------

                          BANKBOSTON, N.A.,
                            Individually and as Agent


                         By:  /s/Lori Litow
                             ----------------------------
                        Name:   Lori Litow
                               --------------------------
                        Title:  Vice President
                               --------------------------